                                                                    EXHIBIT 10.8

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER SUCH SECURITIES ACTS OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER. FURTHER, THE CONSENT OF THE MAKER IS REQUIRED BEFORE TRANSFER OF THE NOTE IN CERTAIN CIRCUMSTANCES.

THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY ARE SUBORDINATED, IN THE MANNER AND TO THE EXTENT SET FORTH IN AN INTERCREDITOR AGREEMENT DATED JUNE 28, 1996 (AS SUCH AGREEMENT MAY FROM TIME TO TIME BE AMENDED, MODIFIED OR SUPPLEMENTED, THE "INTERCREDITOR AGREEMENT"), EXECUTED BY THE MAKER AND PAYEE OF THE NOTE IN FAVOR OF SOUTHWEST BANK OF ST. LOUIS TO THE SENIOR DEBT (AS DEFINED IN THE INTERCREDITOR AGREEMENT), AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE INTERCREDITOR AGREEMENT.

                                                                Atlanta, Georgia
$4,000,000.00                                                   June 28, 1996

                             SECURED PROMISSORY NOTE

        FOR VALUE RECEIVED, the undersigned (collectively, the "Maker"), jointly and severally, promise to pay to the order of Petra Capital, LLC, a Georgia limited liability company ("Payee" and, together with any subsequent holder(s) hereof, "Holder"), at the office of Payee at Atlanta, Georgia, or at such other place as Holder may designate to Maker in writing from time to time, the principal sum of FOUR MILLION AND 00/100 DOLLARS ($4,000,000.00), or so much as advanced from time to time pursuant to the Loan and Security Agreement of even date herewith between the Maker and the Payee (as amended from time to time, the "Loan Agreement"), together with interest on the outstanding principal balance hereof from the date of each advance at the rate of thirteen and one-quarter percent (13.25%) per annum (the "Stated Rate"), which shall be computed on the basis of a 360-day year.

        Interest only on the outstanding principal balance hereof shall be due and payable monthly, in arrears, with the first installment being payable on the first (1st) day of August, and subsequent installments being payable on the first (1st) day of each succeeding month thereafter until July 1, 2001 (the "Maturity Date"), at which time the entire outstanding principal balance, together with all accrued and unpaid interest, shall be immediately due and payable in full.

        The indebtedness evidenced hereby may be prepaid in whole or in part at any time and from time to time, without penalty. Any such prepayments shall be credited first to any accrued and unpaid interest and then to the outstanding principal balance hereof.

        Time is of the essence of this Note. This is the Note referenced in, and issued pursuant to, the Loan Agreement. The indebtedness evidenced by this Note was incurred pursuant to, and is governed and secured by, the Loan Agreement and

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the other "Loan Documents" referenced therein. Reference is made to the Loan
Agreement for a description of the terms and conditions governing this Note and the indebtedness evidenced hereby, including but not limited to the circumstances under which the indebtedness evidenced by this Note may be declared, or may automatically become, immediately due and payable prior to the Maturity Date.

        To the extent permitted by applicable law, upon the occurrence of any Event of Default (as defined in the Loan Agreement), at the option of Holder and without notice to Maker, all overdue interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at an annual rate equal to the lesser of (i) the Stated Rate plus two percent (2%), or (ii) the maximum rate that may be charged from time to time under applicable laws (the "Maximum Rate").

        If this Note is placed in the hands of an attorney for collection or for enforcement or protection of the security, or if Holder incurs any costs incident to the collection of the indebtedness evidenced hereby or the enforcement or protection of the security, Maker and any endorsers hereof agree to pay to Holders an amount equal to all such costs, including, without limitation, all reasonable attorney's fees (up to 15% of the amount then due and owing hereunder) and all court costs.

        Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto. No failure to accelerate the indebtedness evidenced hereby by reason of default hereunder, acceptance of a past-due installment or other indulgences granted from time to time, shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable laws. No extension of the time for payment of the indebtedness evidenced hereby or any installment due hereunder, made by agreement with any person now or hereafter liable for payment of the indebtedness evidenced hereby, shall operate to release, discharge, modify, change or affect the original liability of Maker hereunder or that of any other person now or hereafter liable for payment of the indebtedness evidenced hereby, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

        All interest accruing under this Note is subject to the terms of Section
8.7 of the Loan Agreement. Without limiting the generality of the foregoing, all agreements herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use of the money advanced or to be advanced hereunder exceed the Maximum Rate. If, from any circumstances whatsoever, the fulfillment of any provision of this Note or any other agreement or instrument now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby shall involve the payment of interest in excess of the Maximum Rate, then, ipso facto, the obligation to pay interest hereunder shall be reduced to the Maximum Rate; and if from any circumstance whatsoever, Holder shall ever receive interest, the amount of which would exceed the amount collectible at the Maximum Rate, such amount as would be excessive interest shall be applied to the reduction of the principal balance remaining unpaid hereunder and not to the payment of interest. This provision shall control every other provision in any and all other agreements and instruments existing or hereafter arising between Maker and Holder with respect to the indebtedness evidenced hereby.

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        This Note shall be construed and enforced under the internal laws of the
State of Georgia, without reference to the conflict of laws principles thereof.

        As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law.

        This Note may not be assigned, sold or otherwise transferred without the consent of the Maker which consent shall not be unreasonably withheld; provided, however, that the Holder may pledge, hypothecate or grant a security interest in the Note to a commercial bank, finance company, or other lender pursuant to an asset securitization program or credit facility without the consent of Maker.

        This Note has not been registered under the Securties Act or any applicable state securities laws ("Blue Sky Laws"). The Holder of the Note agrees for the benefit of the Maker that (a) the Note may not be sold, pledged, assigned, hypothecated, made subject to a security interest or otherwise transferred except (1)(A) inside the United States, (x) to a person who the seller reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act in a transaction meeting the requirements of Rule 144A, or (y) in accordance with Rule 144 under the Securities Act, or
(z) pursuant to another exemption from the registration requirements of the Securities Act; (B) to the Maker; (C) pursuant to an effective registration statement under the Securities Act; or (D) outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 under the Securities Act; (2) in each instance, in accordance with the applicable Blue Sky Laws; and (3) in each instance under (1)(A) or (D) above, with the delivery to the Maker of an opinion of counsel prepared at the expense of the then Holder or transferee, which form of opinion and counsel shall be reasonably satisfactory to the Maker and its counsel that an exemption from registration is available under the Securities Act or any applicable Blue Sky laws (the Maker hereby acknowledging that Sherrard & Roe, PLC is acceptable counsel); and (b) the Holder will, and each subsequent Holder is required to, notify any purchaser of the Note of the resale restrictions set forth in (a) above.

                                       -3-
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                  [SIGNATURE PAGE TO SECURED PROMISSORY NOTE]

        IN WITNESS WHEREOF, the undersigned have executed this Note under seal as of the day and year first written above.

                                       MAKER:

                                       TALX CORPORATION, a Missouri corporation

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       Attest:
                                              ----------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       TALX INFORMATION SERVICES
                                       CORPORATION, a Missouri corporation

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       Attest:
                                              ----------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       TALX DOCUMENT SERVICES CORPORATION,
                                       a Missouri corporation

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       Attest:
                                              ----------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

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